UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2014

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement
On August 15, 2014 (the “Amendment Date”), Dollar Tree, Inc. (the “Company”), through its wholly owned subsidiary Dollar Tree Stores, Inc., entered into an amendment (the “Amendment”) to its five-year $750.0 million Credit Agreement (as previously amended by that First Amendment to Credit Agreement, dated as of July 31, 2013, the “Existing Credit Agreement”, and as further amended by the Amendment, the “Amended Credit Agreement”) with Wells Fargo Bank, N.A, as administrative agent and the lenders party thereto. The Amendment was approved by all of the lenders party to the Existing Credit Agreement.
The Amendment amends the Existing Credit Agreement to facilitate the issuance and/or borrowings of certain third-party debt financing that may be used by the Company or its subsidiaries to finance its pending acquisition of Family Dollar Stores, Inc. (the “Debt Financing”) and related escrow arrangements. In particular, the Amendment provides that so long as the proceeds of the Debt Financing are held in escrow (the “Escrow Debt”): (i) any interest expense, and any ticking or commitment fees, attributable to such Escrow Debt will be excluded from “Consolidated Fixed Charges” (as defined in the Amended Credit Agreement), (ii) the principal amount of such Escrow Debt will be excluded from “Total Debt” (as defined in the Amended Credit Agreement) and (iii) liens on deposits with the escrow agent and certain restrictive agreements with respect to the Escrow Debt are permitted. Once the proceeds of any Debt Financing are released to the Company, such Debt Financing will cease to be treated as Escrow Debt for purposes of the Amended Credit Agreement.
The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under the heading “Second Amendment to Credit Agreement” in Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1
Second Amendment to Credit Agreement, dated as of August 15, 2014, among Dollar Tree Stores, Inc., as borrower, Dollar Tree, Inc., certain subsidiaries of Dollar Tree, Inc. party thereto, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: August 18, 2014	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 10.1
Second Amendment to Credit Agreement, dated as of August 15, 2014, among Dollar Tree Stores, Inc., as borrower, Dollar Tree, Inc., certain subsidiaries of Dollar Tree, Inc. party thereto, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.